UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

Plastic2Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

20 Iroquois Street Niagara Falls, NY	14303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 278-0015

NA

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports , filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

ITEM 8.01	OTHER EVENTS

On August 26, 2016, Plastic2Oil, Inc., finalized a Memorandum of Understanding (MOU) with a Southern U.S. company regarding potential licensing of the company’s technology and a potential sale of units. The MOU, which is non-binding, sets forth an understanding between Plastic2Oil and a potential partner regarding mutual intent to negotiate and enter in definitive agreements providing for cooperation and collaboration on business ventures related to the production and sale of fuel derived from plastics. The definitive agreements will encompass the first site housing two processors and will define the rights of the partner to develop additional (15-20) facilities. Material developments regarding this relationship will be disclosed in a timely fashion at the appropriate time. There can be no assurance that this MOU will lead to entry into a definitive agreement with the potential partner or that any such venture will generate revenue or profits for Plastic2Oil.

The “Definitive Agreement” is to be executed on or before November 25, 2016, with a subsequent date of closing (the “Closing Date”), to be mutually agreed to by Plastic2Oil, Inc. and the Southern US Company.

On August 24, 2016, an additional $100,000 was received from investors from the sale of secured promissory notes in the previously disclosed private placement.

On September 13, 2016, Plastic2Oil issued a press release announcing the execution of the MOU. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit Number	Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plastic2Oil, Inc.

Dated: September 19, 2016	By:	/s/ Richard Heddle
Richard Heddle
President, Chief Executive Officer,
and Director

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